Reconciliation of EBITDA to Income Before Cumulative Effect of Accounting Changes For the Quarters and Nine Months Ended Sept. 30, 2003 and 2002	Exhibit 99.2

(Dollars in millions)	(Unaudited)		(Unaudited)
	Quarter Ended		Nine Months Ended

	Sept. 2003	Sept. 2002	Sept. 2003	Sept. 2002

EBITDA*	$104.3	$110.4	$297.8	$337.9
Depreciation, Depletion & Amortization	61.2	59.1	176.8	176.4
Asset Retirement Obligation Expense	7.5	—	20.6	—
Interest Income	(0.4)	(5.5)	(2.6)	(6.6)
Interest Expense	22.3	25.8	77.4	76.8
Early Debt Extinguishment Costs	—	—	53.5	—
Income Tax Expense (Benefit)	(8.5)	(1.5)	(49.6)	4.6
Minority Interests	0.7	3.5	2.4	10.9

Income Before Cumulative Effect of
Accounting Changes	$21.5	$29.0	$19.3	$75.8

• EBITDA (also called adjusted EBITDA) is defined as income before cumulative effect of accounting changes before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense and depreciation, depletion and amortization. EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with generally accepted accounting principles. Management uses EBITDA as a key measure of operating performance and also believes it is a useful indicator of its ability to meet debt service and capital expenditure requirements.

This information is intended to be reviewed in conjunction with the company’s filings with the Securities and Exchange Commission.

Reconciliation of EBITDA to Income Before
Cumulative Effect of Accounting Changes
Full Year 2003 Targets

(Dollars in millions, except per share information)

Year Ending December 31, 2003

	Targeted Results*

	Low	High

EBITDA	$405	$415
Depreciation, Depletion & Amortization	239	241
Asset Retirement Obligation Expense	27	27
Interest Income	(3)	(4)
Interest Expense	102	101
Early Debt Extinguishment Costs	54	54
Income Tax Expense (Benefit)	(51)	(50)
Minority Interests	3	3

Income Before Cumulative Effect of Accounting Changes	$34	$43

Income Before Accounting Changes and Early Debt Extinguishment Costs (1)	$88	$97

Earnings Per Share Before Cumulative Effect of Accounting Changes	$0.62	$0.77

Earnings Per Share Before Accounting Changes and Early Debt Extinguishment Costs (1)	$1.60	$1.75

(1)	For a better comparison with 2002 results, we have presented a pro forma measure of income and EPS excluding the charges related to the early debt extinguishment incurred in 2003. Statement of Financial Accounting Standards No. 145, effective Jan. 1, 2003, requires the classification of costs related to early debt extinguishment, which were previously considered extraordinary items, in results from operations.

*	The range of targeted results presented above represents our current targeted 2003 EBITDA results based on a range of estimated contributions from our mining, trading and brokerage and resource management businesses. Estimates for depreciation, depletion and amortization, net interest expense or income taxes items could vary from the amounts above due to changes in expected tonnage mix or volume, changes in current interest rates, or changes in our effective tax rate due to the amount or source of 2003 profits. Targeted results, which are valid as of the date of this release, are subject to the risks and uncertainties discussed below. Due to these factors, our actual earnings per share results could differ from the ranges presented above.

Certain statements above are forward looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks include, but are not limited to: growth in coal and power markets; coal’s market share of electricity generation; the extent of the economic recovery and future economic conditions; milder than normal weather; railroad and other transportation performance and costs; the ability to renew sales contracts upon expiration or renegotiation; the ability to successfully implement operating strategies; the effectiveness of cost-cutting measures; regulatory and court decisions; future legislation; changes in post-retirement benefit and pension obligations; credit, market and performance risk associated with customers; modification or termination of long-term coal supply agreements; reductions of purchases by major customers; risks inherent to mining including geologic conditions or unforeseen equipment problems; terrorist attacks or threats affecting our operations or our customers’ operations; changes in interpretation of tax law; replacement of reserves; implementation of new accounting standards; inflationary trends; the effects of interest rates on discounting future liabilities; the effects of acquisitions or divestitures and other risks detailed from time to time in the company’s reports filed with the Securities and Exchange Commission. These factors are difficult to accurately predict and may be beyond the control of the company.

Reconciliation of Pro Forma Income and Earnings Per Share Results to GAAP Results

(Dollars in millions, except per share information)

	Actual Results

Quarter and Nine Months Ended Sept. 30, 2003 (Unaudited)	Quarter	Nine Months

Income Before Accounting Changes and Early Debt Extinguishment Costs (1)	$21.5	$72.8
Early Debt Extinguishment Costs (1)	—	(53.5)

Income Before Cumulative Effect of Accounting Changes	$21.5	$19.3

Earnings Per Share Before Accounting Changes and Early Debt Extinguishment Costs (1)	$0.39	$1.33
Early Debt Extinguishment Costs Per Share (1)	—	(0.98)

Net Earnings Per Share Before Cumulative Effect of Accounting Changes	$0.39	$0.35

Year Ending December 31, 2003	Targeted Results*

	Low	High

Income Before Accounting Changes and Early Debt Extinguishment Costs (1)	$88	$97
Early Debt Extinguishment Costs (1)	(54)	(54)

Income Before Cumulative Effect of Accounting Changes	$34	$43

Earnings Per Share Before Accounting Changes and Early Debt Extinguishment Costs (1)	$1.60	$1.75
Early Debt Extinguishment Costs Per Share (1)	(0.98)	(0.98)

Earnings Per Share Before Cumulative Effect of Accounting Changes	$0.62	$0.77

(1)	For a better comparison with 2002 results, we have presented a pro forma measure of income and EPS excluding the charges related to the early debt extinguishment incurred in 2003. Statement of Financial Accounting Standards No. 145, effective Jan. 1, 2003, requires the classification of costs related to early debt extinguishment, which were previously considered extraordinary items, in results from operations.

*	The range of targeted results presented above represents our current targeted 2003 EBITDA results based on a range of estimated contributions from our mining, trading and brokerage and resource management businesses. Estimates for depreciation, depletion and amortization, net interest expense or income taxes items could vary from the amounts above due to changes in expected tonnage mix or volume, changes in current interest rates, or changes in our effective tax rate due to the amount or source of 2003 profits. Targeted results, which are valid as of the date of this release, are subject to the risks and uncertainties discussed below. Due to these factors, our actual earnings per share results could differ from the ranges presented above.

Certain statements above are forward looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks include, but are not limited to: growth in coal and power markets; coal’s market share of electricity generation; the extent of the economic recovery and future economic conditions; milder than normal weather; railroad and other transportation performance and costs; the ability to renew sales contracts upon expiration or renegotiation; the ability to successfully implement operating strategies; the effectiveness of cost-cutting measures; regulatory and court decisions; future legislation; changes in post-retirement benefit and pension obligations; credit, market and performance risk associated with customers; modification or termination of long-term coal supply agreements; reductions of purchases by major customers; risks inherent to mining including geologic conditions or unforeseen equipment problems; terrorist attacks or threats affecting our operations or our customers’ operations; changes in interpretation of tax law; replacement of reserves; implementation of new accounting standards; inflationary trends; the effects of interest rates on discounting future liabilities; the effects of acquisitions or divestitures and other risks detailed from time to time in the company’s reports filed with the Securities and Exchange Commission. These factors are difficult to accurately predict and may be beyond the control of the company.